DELAWARE GROUP® FOUNDATION FUNDS

Delaware Foundation® Conservative Allocation Fund (the “Fund”)

Supplement to the Funds’ Class A, Class B, Class C, and Class R Prospectus
dated January 23, 2009

In May 2007, the Fund terminated certain sales of Class B shares.  As stated in the prospectus, the termination of these sales could affect certain sales charges and fees related to the Fund.  Effective January 8, 2010, the Fund’s distributor has voluntarily agreed to limit the “Distribution and service (12b-1) fees” for the Fund’s Class B shares to 0.25% of average daily net assets.  This voluntary expense limitation is subject to the exclusions described below and may be discontinued at any time.

The following replaces the information related to the Fund in the section entitled “Fees and expenses” on pages 14-16.

What are the Funds’ fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Sales charges are fees paid directly from your investments when you buy or sell shares of the Funds.

CLASS	A	B	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
Maximum contigent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none1	4.00%2	1.00%3	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption fees	none	none	none	none
Exchange fees	none	none	none	none

1
A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a limited contingent deferred sales charge (Limited CDSC) will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a Limited CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2
If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

3      Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Annual fund operating expenses are deducted from the Funds’ assets.

CLASS	A	B	C	R
Delaware Foundation® Conservative Allocation Fund
Management fees1	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.30%2	1.00%3	1.00%	0.60%2
Other expenses4	0.65%	0.65%	0.65%	0.65%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.62%	2.32%	2.32%	1.92%
Fees waivers and payments	(0.47%)	(0.42%)	(0.42%)	(0.52%)
Net expenses5	1.15%	1.90%	1.90%	1.40%

1
The Manager has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses from February 1, 2009 through January 31, 2010 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short-sale dividend and interest expenses, certain insurance costs and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) from exceeding, in an aggregate amount, 0.90% of average daily net assets of each Fund. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Funds’ Board of Trustees (Board) and the Manager. These expense waivers and reimbursements include acquired fund fees and expenses.

2
The Funds’ distributor, Delaware Distributors L.P. (Distributor), has contracted to limit the Class A and Class R shares’ 12b-1 fee, from February 1, 2009 through January 31, 2010, to no more than 0.25% and 0.50%, respectively, of average daily net assets.

3
The Fund’s distributor, Delaware Distributors, L.P. (Distributor), has voluntarily agreed to waive the Class B shares’ 12b-1 fees, from January 8, 2010 until such time as the waiver is discontinued, to 0.25% of average daily net assets.  These waivers may be discontinued at any time because they are voluntary.

4      Expenses have been restated based on anticipated expenses following the Restructuring.

5
The Funds’ net expenses do not correlate to the ratio of expenses to average net assets in the Funds’ financial highlights because the financial highlights reflect the Funds’ operating expenses and do not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by the Funds as a result of their investments in other mutual funds.

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Funds’ actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years 2 through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

Class1	A	B	(if redeemed) B	C	(if redeemed) C	R
Delaware Foundation® Conservative Allocation Fund
1 year	$685	$193	$593	$193	$293	$143
3 years	$1,013	$684	$956	$684	$684	$553
5 years	$1,364	$1,202	$1,427	$1,202	$1,202	$989
10 years	$2,349	$2,448	$2,448	$2,624	$2,624	$2,201

1      The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the
       Class A shares.

The following replaces the fourth bullet in the section entitled “Investing in the Funds – Choosing a share class – Class A” on page 48.

Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently limited to 0.25%) of average daily net assets, which is lower than the 12b-1 fees for Class C and Class R shares, and equivalent to the 12b-1 fees (currently voluntarily limited to 0.25%) for Class B shares.

The following replaces the fifth and sixth bullets in the section entitled “Investing in the Funds – Choosing a share class – Class B” on page 50.

For approximately eight years after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.  Effective January 8, 2010, the Distributor will voluntarily limit the 12b-1 fee for Delaware Foundation Conservative Allocation Fund to no more than 0.25% of average daily net assets.

Because of their higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.  Effective January 8, 2010, the 12b-1 fee for Delaware Foundation Conservative Allocation Fund (voluntarily limited to 0.25%) will not be greater than the 12b-1 fee for Class A shares.

The following replaces the second bullet in the section entitled “Investing in the Funds – Choosing a share class – Class R” on page 51.

Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently limited to 0.50%) of average daily net assets, which is lower than the 12b-1 fees for Class B and Class C shares (other than the 12b-1 fee for Class B shares of Delaware Foundation Conservative Allocation Fund).

Please keep this Supplement for future reference.

This Supplement is dated January 8, 2010.